 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2025

Rumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	80-0984597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Rumble Inc., a Delaware corporation (the “Company”), on November 10, 2025 (the “Original 8-K”), in which the Company reported, among other things, its entry into the BCA, the Transaction Support Agreements, the A&R Registration Rights Agreement, the Transaction Agreement Amendment, the Tether Customer Agreement, the Equity Commitment Agreements, the Tether Marketing Agreement and the Sale and Transfer and Amendment and Restatement Agreement (each such term as defined in the Original 8-K). This Amendment is being filed solely for the purpose of filing copies of such agreements that the Company had stated would be filed by amendment on Form 8-K/A as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively. Other than as expressly set forth herein, the Original 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated November 10, 2025, by and between Rumble Inc. and Northern Data AG. * †
10.1	Transaction Support Agreement, dated November 10, 2025, by and between Rumble Inc. and Tether Investments, S.A. de C.V. †
10.2	Transaction Support Agreement, dated November 10, 2025, by and among Rumble Inc., ART Holding GmbH and Aroosh Thillainathan. †
10.3	Transaction Support Agreement, dated November 10, 2025, by and between Rumble Inc. and Apeiron Investment Group Ltd., Malta. †
10.4	Form of A&R Registration Rights Agreement, by and between Rumble Inc. and Tether Investments, S.A. de C.V.
10.5	Form of Amendment No.1 to Transaction Agreement and Waiver, by and between Rumble Inc. and Tether Investments, S.A. de C.V.
10.6	Form of Tether Customer Agreement, by and between Rumble Inc. and Tether Investments, S.A. de C.V. **
10.7	Equity Commitment Agreement, dated November 10, 2025, by and among Rumble Inc., Tether Investments, S.A. de C.V. and Northern Data AG.
10.8	Equity Commitment Agreement, dated November 10, 2025, by and between Rumble Inc. and Tether Investments, S.A. de C.V. †
10.9	Tether Marketing Agreement, dated November 10, 2025, by and between Rumble Inc. and Tether Investments, S.A. de C.V. †
10.10	Sale and Transfer and Amendment and Restatement Agreement, dated November 10, 2025, by and between Rumble Inc. and Tether Investments, S.A. de C.V. †
99.2	Press Release of Rumble Inc., dated November 10, 2025. *
99.3	Investor Presentation, dated November 10, 2025. *
99.4	Press Release of Rumble Inc., dated November 10, 2025. *
99.5	Press Release of Rumble Inc., dated November 10, 2025. *
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

*	Previously filed or furnished, as applicable.

**	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

†	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

Date: November 12, 2025	By:	/s/ Brandon Alexandroff
	Name:	Brandon Alexandroff
	Title:	Chief Financial Officer